MARCH 1, 2023

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

HARTFORD QUALITY VALUE FUND SUMMARY PROSPECTUS DATED MARCH 1, 2023

HARTFORD DOMESTIC EQUITY FUNDS PROSPECTUS
DATED MARCH 1, 2023

This Supplement contains new and additional information regarding Hartford Quality Value Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.

At a meeting held on February 15, 2023, the Board of Directors of The Hartford Mutual Funds II, Inc. agreed to consider the reorganization of the following mutual fund into a newly created exchange-traded fund (the “ETF”) (the “Conversion”):

•	Hartford Quality Value Fund

The new ETF will be managed in a substantially similar manner as the current mutual fund. If approved by the Board of Directors, it is currently proposed that the Conversion would occur as set forth below:

Fund	Proposed Conversion Date
Hartford Quality Value Fund	On or before November 30, 2023

By converting this strategy to an ETF, Hartford Funds Management Company, LLC (“HFMC”), the investment adviser for the mutual fund, believes that the shareholders of the mutual fund could benefit from reduced costs, including no Rule 12b-1 or service fees. HFMC is communicating the proposed plans prior to board approval in order to provide shareholders with ample notice of the proposed Conversion and allow them time to engage with HFMC on the implications of the proposed transaction, including the need to have a brokerage account prior to the Conversion in order to receive ETF shares upon the Conversion date. It is possible that the Conversion will not be approved or will not occur for other reasons, in which case the changes described herein would not take effect.

The Conversion generally would consist of (1) the transfer of the mutual fund’s assets, subject to its liabilities, to a corresponding shell ETF for shares of the ETF; and (2) the distribution of the ETF shares to the mutual fund shareholders in complete liquidation of the mutual fund. If approved by the Board of Directors, no shareholder approval will be required prior to the Conversion. Existing shareholders of the mutual fund will receive, prior to the Conversion, a combined information statement/prospectus describing in detail both the Conversion and the surviving ETF and summarizing the Board of Director’s considerations in approving the Conversion.

When the Conversion is considered, the Board of Directors, including the Directors not deemed to be “interested persons” of the mutual fund pursuant to Section 2(a)(19) of the Investment Company Act of 1940, as amended, will need to determine whether the Conversion is in the best interests of the mutual fund and that the Conversion would not dilute the interests of the mutual fund’s shareholders.

The new ETF has not commenced investment operations, and it is anticipated that it will not have shareholders prior to the Conversion.

It is anticipated that the Conversion will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the Conversion, except to the extent that they receive cash in connection with the Conversion.

If (and only if) the Conversion is approved, the following changes will take effect on June 1, 2023 (the “Effective Date”):

1.	Class A, C, R3, R4, R5 and R6 Shares of the Fund will be closed to new investors with certain exceptions.

2.	New accounts may no longer be established directly through Hartford Funds Distributors, LLC (the “Distributor”).

3.	No CDSC will be imposed on redemptions of the Class A or Class C Shares of the Fund.

4.	No sales charge will be imposed on purchases of Class A Shares of the Fund.

5.	Any current Letter of Intent (LOI) under which Class A Shares of the Fund were purchased will be considered completed.

6.	Distribution and Service (Rule 12b-1) Fees on all applicable Fund share classes will be waived.

Further information regarding these changes is included in the table below. As noted above, each of these changes will be implemented only if the Board of Directors approves the Conversion.

Policy	Change
1. Limited Offering of Class A C, R3, R4, R5 and R6 Shares

On the Effective Date, the following will be added as a new section immediately preceding the “Investment Objective” section of the Fund’s Summary Prospectus (the “Summary Prospectus”) and “Hartford Quality Value Fund Summary Section - Investment Objective” section of the Hartford Domestic Equity Funds Prospectus (the “Prospectus”):

Class A, C, R3, R4, R5 and R6 shares of the Fund are publicly offered on a limited basis. (See “Purchase and Sale of Fund Shares” section for more information.)

On the Effective Date, the following will be added as a new section for the Fund in the Summary Prospectus under the heading “Purchase and Sale of Fund Shares” and the Prospectus under the heading “Hartford Quality Value Fund Summary Section - Purchase and Sale of Fund Shares”:

Except as otherwise described below, the only shareholders permitted to continue to purchase Class A, C, R3, R4, R5 and R6 shares of the Fund are existing shareholders of record and, if the shareholder of record is an omnibus account, beneficial owners in that account as of the Effective Date. In addition:

•    Existing shareholders of each applicable Class may continue to purchase additional shares of the Class in their existing Fund accounts either through the Distributor or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund.

•    Purchases are permitted through new accounts established with existing shares of the Fund by transfer, such as transfers as a result of death.

•    Qualified employee benefit plans and other retirement savings plans that have an applicable Class available may continue to open accounts for new participants and can purchase additional shares in existing participant accounts.

2. No New Accounts Through Distributor

In addition, on the Effective Date, the following paragraph will be added as a new section for the Fund in the Summary Prospectus under the heading “Purchase and Sale of Fund Shares” and the Prospectus under the heading “Hartford Quality Value Fund Summary Section - Purchase and Sale of Fund Shares”:

Prior to June 1, 2023, you may purchase shares directly from the Distributor or through your Financial Intermediary. Effective June 1, 2023, new accounts may not be established directly with respect to Quality Value Fund.

3. CDSC Waiver on Class A and C Shares

In addition, on the Effective Date, the following paragraph relating to the Fund will be included in the “Your Expenses” section in the Summary Prospectus and in the “Hartford Quality Value Fund Summary Section – Your Expenses” section of the Prospectus and in the “Classes of Shares – How Sales Charges are Calculated— Sales Charge Reductions and Waivers for Class A and Class C Shares” section of the Prospectus:

Beginning on June 1, 2023, no CDSC will be imposed on redemptions of the Class A or Class C Shares of Quality Value Fund.

Policy	Change
4. Sales Charge Waiver on Class A Shares

In addition, on the Effective Date, the following will be added to “Your Expenses” section in the Summary Prospectus and in the “Hartford Quality Value Fund Summary Section – Your Expenses” section of the Prospectus and included as the third paragraph in the “Classes of Shares – How Sales Charges are Calculated— Class A Shares” section of the Prospectus:

Beginning on June 1, 2023, no sales charge will be imposed on purchases of Class A Shares of the Quality Value Fund. As a result, any subsequent purchases of Quality Value Fund will not be eligible assets for letter of intent purchases after June 1, 2023.

5. Forgiving Letter of Intent Obligations

In addition, on the Effective Date, the following paragraph relating to the Fund will be included in the “Classes of Shares – How Sales Charges are Calculated – Sales Charge Reductions and Waivers for Class A and Class C Shares — Letter of Intent” section of the Prospectus:

•  Effective June 1, 2023, any current Letter of Intent (LOI) under which Class A Shares of Quality Value Fund were purchased will be considered completed. As a result, after that date, commissions to dealers will not be adjusted or paid on the difference between the LOI amount and the amount actually invested in that Fund before June 1, 2023. Because an LOI may include Class A purchases of other Hartford Funds (other than Quality Value Fund), this completion will cancel the LOI for all future Class A purchases of those funds. You will need to enter into a new LOI if you want to continue to make Class A purchases in other Hartford Funds at a reduced front-end sales charge. This change may also apply to the LOIs described in Appendix A —Intermediary-Specific Sales Charge Waivers and Discounts. Please check with your Financial Intermediary.

6. Waiver of Distribution and Service (Rule 12b-1) Fees		In addition, if the Conversion is approved for the Fund, Distribution and Service (Rule 12b-1) Fees on all applicable Fund share classes will be waived beginning as of June 1, 2023.

*      *      *     *     *

If the Conversion is approved by the Board of Directors, a combined information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the U.S. Securities and Exchange Commission (the “SEC”). After the registration statement is filed with the SEC, it may be amended or withdrawn and the combined information statement/prospectus will not be distributed to shareholders unless and until the registration statement becomes effective. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Conversion. After they are filed, free copies of the materials will be available on the SEC’s web site at www.sec.gov. These materials also will be available at www.hartfordfunds.com and a paper copy can be obtained at no charge by calling 1-888-843-7824.

This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE FUND’S SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE.

HV-7614	March 2023